Exhibit 10.1

Third Amendment to the Executive Severance Plan

THIS THIRD AMENDMENT TO THE ICU MEDICAL, INC. EXECUTIVE SEVERANCE PLAN (this “Third Amendment”), effective as of December 31, 2025, is made and adopted by the Compensation Committee (the “Committee”) of the Board of Directors of ICU Medical, Inc., a Delaware corporation (the “Corporation”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Corporation maintains the ICU Medical, Inc. Executive Severance Plan dated as of December 30, 2016, as amended (the “Plan”);

WHEREAS, pursuant to Section 3 of the Plan, the Committee has the authority to amend the Plan; and

WHEREAS, the Corporation desires to amend the Plan to extend the term of the Plan from December 31, 2025 to December 31, 2028.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein.

AMENDMENT

1.The second and third sentences of Section 2 of the Plan are hereby amended and restated in their entirety as follows:

“In the event that a Change in Control does not occur on or prior to December 31, 2028, the Plan shall thereupon automatically terminate and have no force or effect. In the event that a Change in Control occurs on or prior to December 31, 2028, then the Plan shall automatically terminate on the later of December 31, 2028 and the date on which all Participants who are eligible to receive Severance Benefits pursuant to the Plan have received each such payments and/or benefits in accordance with the Plan.”

2.This Third Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Plan was duly adopted by the Committee of the Board of Directors of the Corporation effective as of December 31, 2025.

Signature: /s/Brian M. Bonnell_________________
Brian M. Bonnell
Chief Financial Officer and Treasurer